4Q11 Quarterly Supplement January 17, 2012 Exhibit 99.2

Wells Fargo 4Q11 Supplement 1
Appendix
Pages 22-44
-
Recent loan portfolio acquisitions 23
-
Non-strategic/liquidating loan portfolio risk reduction 24
-
Purchased credit-impaired (PCI) portfolios 25
-
PCI nonaccretable difference 26
-
PCI accretable yield 27
-
Commercial PCI accretable yield 28
-
Pick-a-Pay PCI accretable yield 29
-
4Q11 Credit quality highlights 30
-
Commercial nonaccrual loans 31
-
Consumer real estate nonaccrual loans 32
-
Commercial real estate (CRE) loan portfolio 33
-
Pick-a-Pay mortgage portfolio 34
-
Pick-a-Pay credit highlights 35
-
Pick-a-Pay nonaccrual loan composition 36
-
Real estate 1-4 family first mortgage portfolio 37
-
Home equity portfolio 38-39
-
Credit card portfolio 40
-
Auto portfolio 41
Forward-looking statements and
additional information
42
Tier 1 common equity under Basel I
43
Tier 1 common equity under Basel III
(Estimated)
44
Table of contents
4Q11 Results
-
4Q11 Results Page 2
-
Continued strong diversification 3
-
Balance Sheet overview 4
-
Income Statement overview 5
-
Loans 6
-
Deposits 7
-
Net interest income 8
-
Noninterest income 9
-
Noninterest expense 10
-
Noninterest expense 11
-
Noninterest expense target 12
-
Community Banking 13
-
Wholesale Banking 14
-
Wealth, Brokerage and Retirement 15
-
Credit quality 16-17
-
Mortgage servicing 18-19
-
Capital 20
-
Summary 21

Wells Fargo 4Q11 Supplement 2
Record earnings of $4.1 billion, up 1% linked
quarter (LQ) and 20% year-over-year (YoY)
$0.73 diluted earnings per share, up 1% LQ and
20% YoY
Total revenue of $20.6 billion, up $977 million LQ
on both higher net interest income and
noninterest income
Pre-tax pre-provision profit
(1)
of $8.1 billion, up
$146 million LQ
Strong credit quality
ROA = 1.25%, up 16 bps YoY
ROE = 11.97%, up 102 bps YoY
Capital levels continued to grow
-
9.46% Tier 1 common equity ratio under Basel
I and estimated Tier 1 common equity ratio
under Basel III of 7.49%
(2)
4Q11 Results
Wells Fargo Net Income
($ in millions)
(1)   Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)   Pro forma Basel III calculation based on Tier 1 common equity, as adjusted to reflect management’s interpretation of current Basel III capital proposals. This pro forma calculation is subject to change depending on final promulgation of Basel III capital rulemaking and interpretations by regulatory authorities. See pages 43-44 for additional information regarding Tier 1 common equity ratios.
3,414
3,759
3,948
4,055
4,107
4Q10 1Q11 2Q11 3Q11 4Q11

Wells Fargo 4Q11 Supplement 3
47%
53%
Balanced Spread and
Fee Income
Diversified Fee
Generation
11%
11%
17%
7%
11%
5%
19%
5%
14%
Service Charges 11%
Card Fees 7%
Other Banking Fees 11%
Mortgage Servicing, net 5%
Insurance 5%
Other Noninterest
Income (1) 14%
Noninterest Income 47%
Net Interest Income 53%
Diversified Loan
Portfolio
Commercial Loans 40%
Consumer Loans 55%
Continued strong diversification
55%
40%
5%
Foreign Loans 5%
Mortgage Orig./Sales, net 19%
Trust, Investment & IRA fees 11%
Commissions & all other fees  17%
All data is for 4Q11.
(1) Other noninterest income includes net gains (losses) on debt securities available for sale, net gains from equity investments, net gains (losses) from trading activities, operating leases and all other noninterest income.

■

■

■

■

■

■

■

■

■

■

(1) See pages 6 and 24 for additional information regarding core loans and the non-strategic/liquidating portfolio, which portfolio comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed and legacy Wachovia Commercial, Commercial Real Estate and other PCI loan portfolios.

(3) Average one-day 99% Value-at-Risk (VaR)

Wells Fargo 4Q11 Supplement 4
Balance Sheet overview
Loans Total period-end loans up $9.5 billion; core loans grew $13.7 billion; the non-strategic/liquidating portfolio decreased $4.2 billion
(1)
Acquired $2.1 billion of commercial real estate loans and consolidated
$5.6 billion of reverse mortgage loans
(2)
previously sold
Organic loan growth of $6.0 billion
Securities available for
sale (AFS)
Balances up $15.4 billion, as we continued to deploy cash, and investments were partially offset by runoff in 4Q11
Trading Assets Balances up $20.0 billion reflecting conforming agency mortgages pooled into securities and held on balance sheet through year-end
VaR
(3)
relatively stable with an average daily VaR of $32 million in the quarter
Deposits Balances up $24.6 billion on increased balances from existing customers and new account growth
Long-term debt Balances down $7.9 billion on trust preferred securities (TRUPs)
redemptions and continued maturities
$9.0 billion of LTD maturities with $2.5 billion of issuances in 4Q11
Common stock
repurchases
Purchased 26.6 million common shares and entered into a 4Q11 forward repurchase transaction that will settle in 1Q12 for an additional estimated
5.6 million shares

Wells Fargo 4Q11 Supplement 5
Income Statement overview
Net interest income Up $350 million as growth in loans, securities and the mortgage warehouse was partially offset by balance sheet repricing
Net interest margin (NIM) up 5 bps to 3.89%
Noninterest income Mortgage banking up $531 million on higher origination volumes
Card fees down $333 million on lower debit card fees as a $365 million decline in debit interchange fees was partially offset by higher credit card fees
Market sensitive revenues
(1)
up $337 million
- Trading includes $275 million higher deferred compensation plan investments (offset in expense)
Other income included $153 million gain on sale of H.D. Vest
Noninterest expense Deferred compensation up $266 million (offset in trading)
Mortgage and capital markets personnel expense up approximately
$300 million on higher revenues
Seasonally higher equipment and foreclosed asset expenses of approximately $200 million
Approximately $100 million in higher costs related to the mortgage servicing regulatory consent orders
All result comparisons are 4Q11 compared to 3Q11.
(1) Includes net gains (losses) from trading activities, net gains (losses) on debt securities available for sale and net gains from equity investments.

Wells Fargo 4Q11 Supplement 6
624.1 624.4
630.1
643.6
657.3
133.2 126.8
121.8
116.5
112.3
757.3
751.2
751.9
760.1
769.6
4Q10 1Q11 2Q11 3Q11 4Q11
Core loans Non-strategic/liquidating loans
5.11%
5.03%
5.00%
4.87%
4.81%
Loans
Growth despite continued reduction in non-strategic/liquidating portfolio
Period-end loans up $9.5 billion from 3Q11
-
Commercial loans up $5.6 billion, or 2%, on
growth in C&I, CRE and foreign, driven by
portfolio acquisitions, new loans and new
customer activity
•
Included $2.1 billion of U.S.-based CRE loans
purchased
-
Consumer loans up $3.9 billion on the
consolidation of $5.6 billion of reverse mortgage
loans
(2)
and growth in credit card and core auto
more than offset non-strategic/liquidating
consumer loan runoff of $3.6 billion
Non-strategic/liquidating loans
(1)
down $4.2
billion from 3Q11
Core loans grew $13.7 billion, or 2%, from 3Q11
including organic loan growth of $6.0 billion
Total average loan yield of 4.81% down 6 bps LQ
and 30 bps YoY due to runoff of higher-yielding
loans including the non-strategic/liquidating
portfolio and addition of lower-yielding reverse
mortgages
-
Weighted average yield of the non-strategic
portfolio was 5.29% in 4Q11
Period-end balances.
(1)   See page 24 for additional information regarding the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed and legacy Wachovia Commercial, Commercial Real Estate and other PCI loan portfolios.
(2)   Based on clarifying guidance from the SEC in 4Q11, sales of $5.6 billion of reverse mortgages to a GNMA securitization program were reversed. The economics of these assets remain with the third party investors in the securitizations and Wells Fargo earns a servicing fee.
Period–end Loans Outstanding
($ in billions)
(1)
Total average loan yield

Wells Fargo 4Q11 Supplement 7
640.1
661.4
665.4
197.9
221.2
246.7
838.0
882.6
912.1
4Q10 3Q11 4Q11
Interest-bearing deposits Noninterest-bearing deposits
0.31%
0.25%
0.22%
Deposits
Strong growth and reduced average cost
Average deposits up $29.5 billion LQ to $912.1
billion
Average core deposits of $864.9 billion up $28.1
billion from 3Q11 and up $70.1 billion, or 9%, YoY
-
113% of average loans
-
Average retail core deposits up 5%
annualized LQ
Average core checking and savings up $30.9
billion, or 4% from 3Q11, and up $84.4 billion, or
12%, YoY
-
93% of average core deposits
Consumer checking accounts up a net 3.2% YoY
Average deposit cost of 22 bps down 3 bps from
3Q11 and 9 bps YoY
Average Deposits and Rates
($ in billions)
Average deposit cost
Average Core Checking and Savings
($ in billions)
715.7
769.2
800.1
4Q10 3Q11 4Q11

Wells Fargo 4Q11 Supplement 8
Net interest income
Net Interest Income (TE)
(1)
($ in millions)
Tax-equivalent net interest income
(1)
increased
$369 million from 3Q11; NIM up 5 bps
Average earning assets up $24.3 billion,
driven by:
-
$14.0 billion increase in loans
-
$23.5 billion increase in AFS securities
-
$16.7 billion supported increased mortgage
refinance activity ($10.2 billion in mortgages
held for sale and $6.5 billion in trading)
-
Growth in assets partially funded by draw
down of fed funds and short-term investments
of $30.9 billion
Increased balance sheet efficiency and pricing
discipline offset the impact of balance sheet
repricing and resulted in a margin increase
of 5 bps
-
Interest bearing deposit costs down 4 bps in
the quarter
-
Noninterest bearing deposits grew $25.5
billion
-
Long-term debt expense declined on the
maturity of debt and the redemption of $5.8
billion of TRUPs
-
Income from variable sources, including loan
prepayments and resolutions, up modestly
from 3Q11
11,224
10,812
10,851
10,714
11,083
4Q10 1Q11 2Q11 3Q11 4Q11
4.16%
4.05%
4.01%
3.84%
3.89%
Net Interest Margin (NIM)
(1) Tax equivalent net interest income is based on the federal statutory rate of 35% for the periods presented. Net interest income was $11,063 million, $10,651 million, $10,678 million,
$10,542 million and $10,892 million for 4Q10, 1Q11, 2Q11, 3Q11 and 4Q11, respectively.

Wells Fargo 4Q11 Supplement 9
Noninterest income
Service charges on deposit account fees down 1% LQ
Trust and investment fees down 5% LQ as lower
retail brokerage asset-based fees and transaction
activity offset stronger investment banking
originations
Card fees down $333 million LQ as lower debit card
interchange income was partially offset by growth in
credit card fees
Mortgage banking up $531 million, or 29%, LQ on a
35% increase in originations
Insurance up 10% LQ on seasonally higher
underwriting gains
Trading gains up $872 million from a 3Q11 that
included the loss on resolving one legacy Wachovia
position, and included $275 million higher deferred
compensation plan investment results (P&L neutral),
and stronger core customer accommodation trading
Equity gains down $283 million LQ and included $85
million higher other-than-temporary impairment
Operating lease income down $224 million LQ on
lower lease settlement income
Other income up $402 million LQ on a $153 million
gain on the sale of H.D. Vest and a $102 million LQ
increase in reinsurance income (revenue neutral -
offset in trading)
10,431
9,678
9,708
9,086
9,713
4Q10 1Q11 2Q11 3Q11 4Q11
vs vs
($ in millions)
4Q11 3Q11 4Q10
Noninterest income
Service charges on deposit accounts
$
1,091 (1)
%
5
Trust and investment fees 2,658 (5)      (10)
Card fees 680 (33)     (28)
Other fees 1,096 1       3
Mortgage banking 2,364 29      (14)
Insurance 466 10      (17)
Net gains (losses) from trading activities 430 nm (19)
48        (84)     nm
Net gains from equity investments 61        (82)     (81)
Operating leases 60        (79)     (24)
Other 759       nm 68
Total nonterest income
$
9,713 7
%
(7)
Net gains (losses) on debt securities
available for sale

Wells Fargo 4Q11 Supplement 10
Noninterest expense
Noninterest expense up $831 million from 3Q11
driven by higher employee benefits expense,
incentive compensation, and seasonally higher
costs; down $832 million from 4Q10
-
Commission and incentive compensation
increased $163 million, or 8%, on higher
revenue-based compensation in mortgage
and capital markets
-
Employee benefits expense up $232 million
reflecting the $266 million increase in deferred
compensation expense
-
Equipment expense up $91 million on seasonally
higher software and system maintenance
-
Other expenses up $366 million and included:
•
$173 million increase in outside professional
services including ~$100 million in costs
related to the mortgage servicing regulatory
consent orders
•
$99 million increase in foreclosed assets
expense driven by seasonality
Additional 4Q11 expenses
-
Salaries expense included $133 million in
expense initiative severance expense vs. $111
million in 3Q11
-
$374 million of Wachovia integration costs in
4Q11 vs. $376 million in 3Q11
•
63% of merger integration costs in the quarter
were from outside professional services, contract
services and advertising
13,340
12,733
12,475
11,677
12,508
4Q10 1Q11 2Q11 3Q11 4Q11
vs vs
($ in millions)
4Q11 3Q11 4Q10
Noninterest expense
Salaries
$
3,706 -
%
5
Commission and incentive compensation 2,251 8      3
Employee benefits 1,012 30     (15)
Equipment 607 18     (25)
Net occupancy 759 1      1
Core deposit and other intangibles 467 -       (15)
FDIC and other deposit assessments 314 (5)     4
Other 3,392 12     (16)
Total noninterest expense 12,508 7      (6)

Wells Fargo 4Q11 Supplement 11
$11,677
$12,508
$266
$300
$200
$100
Deferred
Compensation
Mortgage
servicing
regulatory
consent
orders
expense
Seasonally
higher
equipment
and foreclosed
asset expense
Mortgage and
capital markets
personnel
costs, largely
incentive
compensation
3Q11
Noninterest
Expense
4Q11
Noninterest
Expense
Noninterest expense
4Q11 Increases from 3Q11
~
~
~
($ in millions)

Wells Fargo 4Q11 Supplement 12
Noninterest expense target
(1) Reflects management’s current targeted noninterest expense in 4Q12, which is subject to change and may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.
Currently expect 1Q12 expenses to remain elevated driven by seasonally higher personnel expenses and final quarter of integration expenses partially offset by continued gains from efficiency and cost save initiatives
Noninterest expense targeted to decline to $11 billion in 4Q12
-
2Q12 expense currently expected to decline by $500-700 million from reductions in 1Q12 personnel and merger costs
-
Full year 2012 expenses to benefit from ongoing expense efficiency and cost save initiatives
-
Savings drivers expected to include:
• Consolidation of consumer lending businesses
• Streamlined staff functions and combined technology efforts
• Moderation in cyclically-high mortgage costs, including loss remediation
• Streamlined customer experiences in key businesses
Quarterly expense trends may vary
($ in millions)
Actual
4Q11
Merger integration expense $ 374 -
Staff/technology functions 2,343 2,050-2,150
Loss mitigation and foreclosed asset expense 718 600-650
Business optimization 8,910 8,100-8,450
Operating losses 163 not targeted
Total NIE $ 12,508 10,750-11,250
Targeted 4Q12
(1)

Wells Fargo 4Q11 Supplement 13
Community Banking
Higher segment earnings reflects stronger
mortgage banking revenues
Average loans increased 1% reflecting the move of
reserve mortgage loans on to the balance sheet as
well as growth in core auto, credit card and SBA
lending
Regional Banking
Solid combined net checking gains
-
Consumer checking up a net 3.2% from 4Q10
-
Business checking up a net 3.7% from 4Q10
Combined retail bank cross-sell of 5.92 products
per household up from 5.70 in 4Q10
-
West cross-sell = 6.29
-
East cross-sell = 5.43
Wells Fargo Home Mortgage
Mortgage originations up $31 billion from 3Q11
while application volumes were down 7%
Managed residential mortgage servicing of $1.8
trillion up 1% YoY
(1)  Checking account growth is period-ending, 12-month rolling.
vs vs
($ in millions) 4Q11 3Q11 4Q10
Net interest income
$
7,414 2
%
(4)
Noninterest income 5,590 7        (2)
Provision for credit losses 2,031 3        (27)
Noninterest expense 7,310 6        (7)
Income tax expense 1,082 (11)      29
Segment earnings
$
2,503 8
%
30
($ in billions)
Avg loans, net 493.9   1        (4)
Avg core deposits
$
568.3   2        4
4Q11 3Q11 4Q10
Regional Banking
Consumer checking account growth
(1)
3.2
%
5.6 7.5
Business checking account growth
(1)
3.7 3.8 4.8
Retail Bank cross-sell 5.92 5.91 5.70
vs vs
($ in billions) 4Q11 3Q11 4Q10
Wells Fargo Home Mortgage
Applications
$
157 (7)
%
(1)
Application pipeline 72 (14) (1)
Originations
120 35 (6)
Managed residential
mortgage servicing
($ in trillions) $
1.8 - 1

Wells Fargo 4Q11 Supplement 14
Wholesale Banking
Net interest income up 6% LQ on strong earning
assets and deposit growth
-
Average loans up $11.4 billion, or 4%, driven by
new loans from existing customers, new
customer growth and portfolio acquisitions
Noninterest income up 5% LQ primarily from
capital markets and investment banking results
Provision expense up $210 million LQ on $200
million lower reserve release
Expenses up 9% LQ driven by higher revenue-
based incentive compensation, as well as higher
operating losses, professional services, foreclosed
asset and travel expenses
Treasury Management
Commercial card spend volume of $3.44 billion
up 4% LQ and 25% YoY
Investment Banking
2011 U.S. investment banking market share
(2)
of
5.1% up from 4.2% in 2010
Asset Management
Total AUM down 7% and mutual funds AUM down
9% YoY
(1)  Approved and initiated.
(2) Source: Dealogic U.S. investment banking fee market share.
vs vs
($ in millions) 4Q11 3Q11 4Q10
Net interest income
$
3,081   6
%
4
Noninterest income 2,344   5      (18)
Provision for credit losses 32        nm (84)
Noninterest expense 2,939   9      (2)
Income tax expense 815      (1)     (15)
Segment earnings
$
1,641 (9)
%
(3)
($ in billions)
Avg loans, net
$
264.8   4      15
Avg core deposits
223.2   7      21
vs vs
($ in billions) 4Q11 3Q11 4Q10
Key Metrics:
Commercial card spend
volume
$
3.44    4
%
25
CEO Mobile Wire volume
(1)
2.2      (11)     nm
2011 U.S. investment
banking market share %
(2)
5.1
Total AUM
$
453     1        (7)
Advantage Funds AUM
214     1        (9)

Wells Fargo 4Q11 Supplement 15
Wealth, Brokerage and Retirement
Net interest income up 6% LQ
-
Average loans relatively stable LQ and YoY
-
Average core deposits up 2% LQ and up 12% YoY
Noninterest income up 6% LQ on gains on deferred
compensation plan investments and the sale of
H.D. Vest
Total revenue increased 6%; excluding the $153
million H.D. Vest gain and $59 million of deferred
compensation plan investment gains vs. $128
million in losses in 3Q11, revenue was down 5% on
lower asset-based fees, retail brokerage
transaction revenue and securities gains
-
Brokerage managed account asset fees priced at
beginning of quarter, reflecting 9/30/2011 market
valuations
Expenses up 6% LQ primarily due to higher
deferred compensation expense; excluding $52
million deferred compensation expense vs. $125
million in 3Q11, expenses declined 1% on lower
revenue-based compensation expense
Retail Brokerage
Managed account assets up 7% LQ and 8% YoY
driven by strong net flows
Wealth Management
Wealth Management client assets down 2% YoY
Retirement
IRA assets down 4% YoY
Institutional Retirement plan assets up 2% YoY
(1) Includes deposits.
(2) Data as of November 2011.
vs vs
($ in millions) 4Q11 3Q11 4Q10
Net interest income
$
754      6
%
12
Noninterest income 2,311   6       (2)
Provision for credit losses 20       (58)    (82)
Noninterest expense 2,521   6       (3)
Income tax expense 199      12     64
Segment earnings
$
325     12
%
65
($ in billions)
Avg loans, net 42.7 (1)     (1)
Avg core deposits
$
136.6 2       12
vs vs
($ in billions, except where noted) 4Q11 3Q11 4Q10
Key Metrics:
WBR Clients Assets
(1)
($ in trillions)$
1.3 3
%
(3)
Cross-sell
(2)
10.05 1
bps
25
Retail Brokerage
Financial Advisors 15,263 -
%
-
Managed account assets
$
254 7 8
Client assets
(1)
($ in trillions)
1.1 3 (3)
Wealth Management
Client assets
(1)
198 4 (2)
Retirement
IRA Assets 268 3 (4)
Institutional Retirement
Plan Assets 236 3 2

Wells Fargo 4Q11 Supplement 16
Credit quality
Strong performance with stable net charge-offs
$2.6 billion net charge-offs, up $29 million LQ
though down 51% from 4Q09 peak
Provision expense of $2.0 billion, up $229
million from 3Q11, includes a $600 million
reserve release
(1)
in 4Q11 vs. $800 million in
3Q11
Allowance for credit losses = $19.7 billion
Remaining PCI nonaccretable = 27.5% of
remaining UPB
(2)
Credit metrics showed continued improvement
- $879 million LQ decline in NPAs reflects $596
million decline in nonaccrual loans driven by
lower commercial real estate nonaccruals and
a $283 million decrease in foreclosed assets
- Retail 30+ delinquency balances stable while
rates up modestly on lower loan balances
5.41
5.33
4.49
4.10
3.84
3.21
2.84
2.61
2.64
0.50
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Net Charge-offs Credit Reserve Build
(0.50)
(0.65)
(0.85)
Reserve Release
3.99
3.45
2.99
5.33
5.91
(1)  Reserve release represents the amount by which net charge-offs exceed the provision for credit losses.
(2)  Unpaid principal balance for PCI loans that have not had a UPB charge-off.
Provision Expense
($ in billions)
2.21
(1.0)
1.84
(1.0)
1.81
(0.8)
2.04
(0.6)

Wells Fargo 4Q11 Supplement 17
2.0
1.7
1.5 1.5
1.5
0.6
0.7
0.3
0.4
0.5
2.6
2.4
1.8
1.9
2.0
4Q10 1Q11 2Q11 3Q11 4Q11
Consumer Commercial
Credit quality
Nonperforming Assets
($ in billions)
$10
$15
$20
$25
4Q10 1Q11 2Q11 3Q11 4Q11
Loans 30+ DPD - Retail Businesses
(1)
(Balances and rates)
Nonaccrual Loan Flows
Loans 90+ DPD and Still Accruing
(1) (2)
($ in billions)
6.85%
5.94%
5.77%
5.74%
5.81%
($ in billions)
4Q10 1Q11 2Q11 3Q11 4Q11
Commercial
Inflows 2.3      1.9      1.6      1.2      1.3
Outflows
(3.6)     (2.9)     (2.7)     (1.8)    (1.7)
Ending balance 11.3   10.3   9.2     8.6     8.2
Consumer
Inflows 4.3      4.0      3.4      3.5      3.5
Outflows
(5.1)     (4.2)     (4.3)     (4.0)    (3.7)
Ending balance 14.9   14.7   13.8 13.3 13.1
Total $ 26.2   25.0   23.0   21.9   21.3
26.2
25.0
23.0
21.9
21.3
6.1
5.5
4.9
4.9
4.7
32.3
30.5
27.9
26.8
26.0
4Q10 1Q11 2Q11 3Q11 4Q11
Nonaccrual loans Foreclosed assets
(1)
Excludes mortgage loans insured/guaranteed  by the FHA or VA and student loans whose repayments are predominantly guaranteed by guarantee agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan Program. Also excludes the carrying value of PCI loans contractually delinquent. PCI loans 90 days or more past due were $8.7 billion in 4Q11, $8.9 billion in 3Q11, $9.8 billion in 2Q11, $10.8 billion in 1Q11 and $11.6 billion in 4Q10.
(2)
Consumer includes mortgage loans held for sale 90 days or more past due and still accruing.

Wells Fargo 4Q11 Supplement 18
69%
20%
5%
6%
Mortgage servicing
Wells Fargo has a high quality servicing portfolio
Residential Mortgage Servicing Portfolio
$1.8 Trillion
(as of December 31, 2011)
Agency
Retained and acquired portfolio
Non-agency securitizations of
WFC originated loans
Non-agency acquired servicing
and private whole loan sales
69% of the portfolio is with the Agencies (FNMA,
FHLMC and GNMA)
20% are loans that we retained or acquired
- Loss exposure handled through loan loss
reserves and PCI nonaccretable
5% are private securitizations where Wells Fargo
originated the loan and therefore has some
repurchase risk
- 79% prime at origination
- 58% from pre-2006 vintages
- Insignificant amount of home equity and no
option ARMs
- ~50% do not have traditional reps and
warranties
6% are non-agency acquired servicing and
private whole loan sales
- 4% is acquired servicing where Wells Fargo
did not underwrite and securitize and has
repurchase recourse with the originator
- 2% are private whole loan sales
• Less than 2% subprime at origination
• Loans sold to others and subsequently
securitized are included in private
securitizations above

■

■

■

19,000
17,000
15,000
13,000
11,000
9,000
7,000
5,000
3,000
1,000
(1,000)
Count
$3.76
$4.31
$3.84
$2.95
$2.49
$2.24
$2.02
$2.01
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Number of Outstanding Demands
Agency New Demands for 2006-2008 Vintages
Original Loan Balance of Outstanding Demands ($ in B)

Wells Fargo 4Q11 Supplement 19
5.36%
5.85%
6.45%
9.53%
7.03%
7.61%
2.27%
2.52%
5.08%
4.01%
3.66%
4.14%
0%
2%
4%
6%
8%
10%
12%
14%
16%
Wells Fargo Citi JPM Chase Bank of
America
Industry Industry ex
WFC
Foreclosure Rate
Delinquency Rate
7.63%
8.37%
11.52%
13.54%
10.70%
11.75%
Mortgage servicing
Delinquency ratios lower than peers and total repurchase demands stable
As of 3Q11, the delinquency and foreclosure ratio
of Wells Fargo’s servicing portfolio continued to
be lower than peers, per industry data
Wells Fargo’s total delinquency and foreclosure
ratio for 4Q11 was 7.96%, down from a peak of
8.96% in 4Q09
Total repurchase demands stable compared to
prior quarter and down approximately 31% from
a year ago
Agency
- Agency repurchase demands outstanding up
modestly from 3Q11
• Agency new demands for 2006-2008 vintages
are basically unchanged due to continued
elevated demands from FNMA; these elevated
demand levels are the primary driver of the 4Q
reserve build
• FHLMC demands as well as newer vintage
demands continue to emerge consistent with
our estimates
- Demands and losses continued to be concentrated
in the 2006 - early 2008 vintages
Non-Agency
- Non-agency repurchase demands outstanding,
which includes non-agency securities, whole loans
sold and acquired servicing, down for the fifth
consecutive quarter
(1)  Inside Mortgage Finance, data as of September 30, 2011. Industry excluding WFC performance calculated based on IMF data.
(2)  Industry is all large servicers ($7.0 trillion) including WFC, C, JPM and BAC.
(3)  Includes mortgage insurance rescissions.
(2)
Total Outstanding Repurchase Demands
(3)
and
Agency New Demands for 2006-2008 Vintages
3Q11 Servicing Portfolio Delinquency
Performance
(1)

Wells Fargo 4Q11 Supplement 20
Capital
Capital remained strong and continued to grow internally
8.30%
8.93%
9.15%
9.34%
9.46%
4Q10 1Q11 2Q11 3Q11 4Q11
Tier 1 common equity ratio increased 12 bps
in 4Q11
Tier 1 common equity ratio under Basel III is
estimated to be 7.49% at 12/31/11
(1)
$5.8 billion of high-cost trust preferred securities
redeemed in 4Q11
- Weighted average coupon of 8.42%
Purchased 26.6 million common shares and
entered into a 4Q11 forward repurchase
transaction that will settle in 1Q12 for an
additional estimated 5.6 million shares
See Appendix page 43 for additional information on Tier 1 common equity.
4Q11 capital ratios are preliminary estimates.
(1) Pro forma Basel III calculation based on Tier 1 common equity, as adjusted to reflect management’s interpretation of current Basel III capital proposals. This pro forma calculation is subject to change depending on final promulgation of Basel III capital rulemaking and interpretations thereof by regulatory authorities. See page 44 for additional information.
Tier 1 Common Equity Ratio

Wells Fargo 4Q11 Supplement 21
Summary
Record earnings of $4.1 billion
Strong revenue growth
Robust earning asset growth on core loan growth and investment securities purchases
Expenses expected to remain elevated in 1Q12, continue to target 4Q12 expenses of $11 billion
Higher pre-tax pre-provision profit
(1)
of $8.1 billion
Strong credit quality
Solid returns
-
ROA = 1.25%
-
ROE = 11.97%
Capital levels continued to grow
(1)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

Wells Fargo 4Q11 Supplement 22
Appendix
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Wells Fargo 4Q11 Supplement 23
Recent loan portfolio acquisitions
($ in billions)
Acquired from 2Q 3Q 4Q
Completed
Allied Irish/Bank of Ireland/Irish Bank Resolution Corp. June - Dec 0.4 1.5 3.6
Pending
Burdale Financial Holdings Limited Est. 1Q12
2011 Period-end balance
Date of
acquisition

Wells Fargo 4Q11 Supplement 24
(1)  Net of purchase accounting adjustments.
-$27.6 -$8.2
-$8.2
Non-strategic/liquidating loan portfolio risk reduction
-$7.1 -$6.5 -$6.4
-$5.0
-$78.5
-$5.3
($ in billions)
4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 4Q08
Pick-a-Pay mortgage
(1)
$ 65.7        67.4         69.6         71.5         74.8         77.3        80.2         82.9         85.2         95.3
Liquidating home equity 5.7          6.0          6.3           6.6           6.9           7.3          7.6           8.0           8.4           10.3
Legacy WFF indirect auto 2.5          3.1          3.9           4.9           6.0           7.1          8.3           9.7           11.3         18.2
Legacy WFF debt consolidation 16.5        17.2         17.7         18.4         19.0         19.7        20.4         21.4         22.4         25.3
Education Finance - gov't guaranteed 15.4        15.6         16.3         16.9         17.5         18.0        18.7         19.7         21.2         20.5
Legacy WB C&I, CRE and foreign PCI loans
(1)
5.7          6.3          7.0           7.5           7.9           9.2          10.3         11.8         13.0         18.7
Legacy WB other PCI loans
(1)
0.8          0.9          1.0           1.0           1.1           1.1          1.3           1.5           1.7           2.5
Total $ 112.3     116.5     121.8      126.8      133.2      139.7     146.8      155.0      163.2      190.8
4Q09 1Q10
-$4.2

Wells Fargo 4Q11 Supplement 25
Purchased credit-impaired (PCI) portfolios
Legacy Wachovia continued to perform better than originally expected
(1)  Includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(2)  Reflects releases of $1.7 billion for loan resolutions and $4.2 billion from the reclassification of nonaccretable difference to the accretable yield, which will result in increasing income over the remaining life of the loan or pool of loans.
($ in billions)
Adjusted unpaid principal balance
(1)
December 31, 2008 $ 29.2 62.5 6.5 98.2
September 30, 2011 8.3 38.1 1.9 48.3
December 31, 2011 8.5 36.9 1.8 47.2
Nonaccretable difference rollforward
12/31/08 Nonaccretable difference $ 10.4 26.5 4.0 40.9
Addition of nonaccretable difference due to acquisitions 0.2 - - 0.2
Losses from loan resolutions and write-downs (6.8) (15.0) (2.7) (24.5)
Release of nonaccretable difference since merger (2.9) (2.4) (0.6) (5.9)
(2)
12/31/11 Remaining nonaccretable difference 0.9 9.1 0.7 10.7
Life-to-date net performance
Additional provision since 2008 merger $ (1.7) - (0.1) (1.8)
Release of nonaccretable difference since 2008 merger 2.9 2.4 0.6 5.9
(2)
Net performance 1.2 2.4 0.5 4.1
Commercial Pick-a-Pay
Other
consumer Total

Wells Fargo 4Q11 Supplement 26
(1)  Release of the nonaccretable difference for settlement with borrower, on individually accounted PCI loans, increases interest income in the period of settlement. Pick-a-Pay and Other consumer PCI loans do not reflect nonaccretable difference releases due to pool accounting for those loans, which assumes that the amount received approximates the pool performance expectations.
(2)  Release of the nonaccretable difference as a result of sales to third parties increases noninterest income in the period of the sale.
(3) Reclassification of nonaccretable difference to accretable yield for loans with increased cash flow estimates will result in increased interest income as a prospective yield adjustment over the remaining life of the loan or pool of loans.
(4) Write-downs to net realizable value of PCI loans are absorbed by the nonaccretable difference when severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(5)  Unpaid principal balance of loans without write-downs.
$55 million nonaccretable difference released in 4Q11 into income due to loan resolutions
- $44 million in net interest income; $11 million in noninterest income
$55 million reclassified to accretable yield in 4Q11
$10.7 billion in nonaccretable difference remains to absorb losses on PCI loans
- Remaining nonaccretable = 27.5% of unpaid principal balance (UPB)
(5)
• Remaining Pick-a-Pay nonaccretable = 28.9% of Pick-a-Pay UPB
(5)
Nonaccretable difference established in purchase accounting for PCI loans absorbs losses otherwise recorded as charge-offs
PCI nonaccretable difference
Analysis of nonaccretable difference for PCI loans
($ in millions) Pick-a-Pay Total
Balance at September 30, 2011 $ 958 9,643
Addition of nonaccretable difference due to acquisitions 171 - -
Release of nonaccretable difference due to:
Loans resolved by settlement with borrower
(1)
(44) - -
Loans resolved by sales to third parties
(2)
(11) - -
Reclassification to accretable yield for loans with improving credit-related cash flows
(3)
(55) -
Use of nonaccretable difference due to:
Losses from loan resolutions and write-downs
(4)
(90) (517)
Balance at December 31, 2011 $ 929 9,126
171
-
(34)
(44)
(11)
(55)
(641)
Commercial
686 11,287
Other
consumer
652 10,707

Wells Fargo 4Q11 Supplement 27
PCI accretable yield
4Q11 results included accretion of $552 million, in line with 3Q11
Balance of $16.0 billion expected to accrete to income over the remaining life of the underlying loans
Expected cash flows on all PCI portfolios are recalculated quarterly including the adequacy of life-of-loan loss marks (nonaccretable difference)
- 4Q11 decrease in expected cash flows of $562 million primarily due to the Pick-a-Pay portfolio
• Lifetime expected cash flows are updated quarterly and will fluctuate based on estimates and assumptions
• Cash flow estimates are affected by changes in interest rates, liquidation timing, the pace of the economic and housing recovery and projected lifetime performance of loan modification activity
• The PCI cash flows remained significantly better than estimated at acquisition
(1)  Includes accretable yield released as a result of settlements with borrowers, which is included in interest income.
(2)  Includes accretable yield released as a result of sales to third parties, which is included in noninterest income.
(3)  Represents changes in cash flows expected to be collected due to changes in interest rates on variable rate PCI loans, changes in prepayment assumptions and the impact of modifications.
Cumulative
Accretable yield rollforward since
($ in millions)
4Q11 3Q11 merger
Total, beginning of period $ 16,896 14,871 10,447
Addition of accretable yield due to acquisitions 124 4 128
Accretion into interest income
(1)
(551) (553) (7,199)
Accretion into noninterest income due to sales
(2)
(1) (3) (237)
Reclassification from nonaccretable difference for loans with improving cash flows 55 108 4,213
Changes in expected cash flows that do not affect nonaccretable difference
(3)
(562) 2,469 8,609
Total, end of period $ 15,961 16,896 15,961

Wells Fargo 4Q11 Supplement 28
$1.4 billion remains to be accreted into income over the remaining life of the portfolio
Most of portfolio tied to LIBOR
Weighted average life of the portfolio of 3.2 years has extended over the past couple of quarters as shorter duration portfolios have rolled off and period of future cash flow assumptions have been extended
Commercial PCI accretable yield
Includes both legacy Wachovia PCI loans as well as recently purchased PCI loans.
(1)  Increase in accretion and accretable yield percentage is primarily due to improvements in the expected cash flows.
($ in millions) 4Q11 3Q11 2Q11
PCI interest income
Accretion
(1)
$
198       220     186
Resolution income 44         65       36
Average carrying value 6,812    6,672 7,171
Accretable yield percentage
Accretion
(1)
11.62
%
13.20 10.36
Accretable yield balance
$
1,363    1,303 1,357
Weighted average life (years) 3.2        2.7      2.4

Wells Fargo 4Q11 Supplement 29
$14.0 billion remains to be accreted into income over the remaining life of the portfolio
- Based on updated cash flow valuations, there was no reclassification of nonaccretable to accretable in 4Q11
- Lifetime expected cash flows are updated quarterly and will fluctuate based on estimates and assumptions
• Cash flow estimates are affected by changes in interest rates, liquidation timing, the pace of the economic and housing recovery and projected lifetime performance of loan modification activity
Pick-a-Pay PCI accretable yield
($ in millions) 4Q11 3Q11 2Q11
PCI interest income
Accretion
$
326        310        352
Average carrying value 29,331   30,168   31,008
Accretable yield percentage 4.45
%
4.11      4.54
Accretable yield balance
$
14,018   14,989   12,884
Weighted average life (years)
11.0      11.0      10.0

Wells Fargo 4Q11 Supplement 30
4Q11 Credit quality highlights
Net charge-offs of $2.6 billion up $29 million LQ
- Commercial losses up $48 million as higher C&I
and foreign losses offset lower commercial real
estate
- Consumer losses down $19 million as lower
consumer real estate 1-4 family junior lien and
credit card losses more than offset higher
consumer real estate 1-4 family first mortgage and
other revolving credit and installment
Total NPAs of $26.0 billion down $879 million
- Nonaccrual loans down $596 million
- Foreclosed assets down $283 million
• 56% of the balance are government guaranteed
loans and loans written down through purchase
accounting
$1.3 billion, or 28%, are government
guaranteed
$1.3 billion, or 28%, reflects shift from
PCI loans to REO ($465 million consumer
and $840 million C&I and CRE)
Currently expect future reserve releases absent
significant deterioration in the economy
Total
($ in millions) Wells Fargo
Commercial loans       6,767   338,683      345,450
Consumer loans      29,952   394,229      424,181
Total period-end loans 36,719 732,912 769,631
Total nonaccrual loans
      $        21,304
Total foreclosed assets            4,661
Total NPAs  $        25,965
  as % of loans 3.37
%
Provision for credit losses $ 2,040
Net charge-offs
2,640
as % of avg loans 1.36
%
Commercial 0.54
Consumer 2.02
%
Allowance for credit losses
19,335 $
19,668
  as % of loans 2.64 2.56
%
as % of nonaccrual loans 92
%
4Q11
PCI loans
Non PCI
loans

Wells Fargo 4Q11 Supplement 31
Commercial nonaccrual loans
4Q11 Total Commercial nonaccrual loans = $8,217 million
($ change in millions)
$1,890
$4,085
$47
$2,195
Commercial and Industrial & Lease
Financing:
CRE Construction:
CRE Mortgage: Foreign
Inflows increased $0.2B
Outflows decreased<$0.1B
88% secured
40% guaranteed
78% current on interest
26% have already been written down
Inflows increased<$0.1B
Outflows decreased <$0.1B
54% guaranteed
40% current on interest
37% of NPLs have been written down
Inflows decreased <$0.1B; fifth
consecutive quarterly decline
Outflows remained relatively flat
65% guaranteed
56% current on interest
35% of NPLs have been written down
All comparisons are to 3Q11.
-
1,000
2,000
3,000
4,000
4Q10 1Q11 2Q11 3Q11 4Q11
Commercial Loans & Leases
Total Inflow Total Outflow NPL Balances
-
1,000
2,000
3,000
4,000
4Q10 1Q11 2Q11 3Q11 4Q11
CRE Construction
Total Inflow Total Outflow NPL Balances
-
1,000
2,000
3,000
4,000
5,000
6,000
4Q10 1Q11 2Q11 3Q11 4Q11
CRE Mortgage
Total Inflow Total Outflow NPL Balances

Wells Fargo 4Q11 Supplement 32
3,000
3,250
3,500
3,750
4,000
1,000
1,500
2,000
2,500
3,000
4Q10 1Q11 2Q11 3Q11 4Q11
Home Equity
Total Inflow
(Left)
Total Outflow
(Left)
RE NPL Balances
(Right)
$3,015
$2,476
$3,909
$3,488
Consumer real estate nonaccrual loans
Nonaccrual balances decreased $41mm
Inflows decreased <$0.1B
Outflows decreased <$0.2B
50% are 1-4 family first mortgage
78% is legacy WFF debt consolidation
- Inflows were flat
- Outflows increased 12%
- 41% written down; losses taken stable
from prior quarter
13% is WBR
Nonaccrual balances decreased slightly
41% written down; losses taken stable
from prior quarter
56% are > 180 DPD
Inflows increased <$0.1B
Outflows decreased <$0.2B
85% of NPLs held at current estimated
recoverable value
23% are TDRs for which impairment
has been recognized
See page 36 for additional information
4Q11 Total residential real estate nonaccrual loans = $12,888 million
Inflows stabilized while outflows slowed reflecting environment and seasonality
All comparisons are to 3Q11.
(1)  Includes National Home Equity first and junior lines and loans.
(2)  Total inflows and outflows tracked on left scale and RE NPL balances tracked on right scale.
National Home Equity
(1)
:
Home Mortgage:
Pick-a-Pay:
Other Businesses:
($ change in millions)
(2)
-
1,000
2,000
3,000
4,000
5,000
-
1,000
2,000
3,000
4,000
4Q10 1Q11 2Q11 3Q11 4Q11
Home Mortgage
Total Inflow
(Left)
Total Outflow
(Left)
RE NPL Balances
(Right)
2,000
3,000
4,000
5,000
500
1,000
1,500
2,000
2,500
4Q10 1Q11 2Q11 3Q11 4Q11
Pick-a-Pay
Total Inflow
(Left)
Total Outflow
(Left)
RE NPL Balances
(Right)

Wells Fargo 4Q11 Supplement 33
Commercial real estate (CRE) loan portfolio
Growth in outstandings includes the $2.1 billion
period-end balance of loans purchased in 4Q11
partially offset by paydowns
Nonaccruals down $369 million, or 34 bps
Net charge-offs down $39 million, or 13 bps, as
lower construction losses more than offset the $21
million increase in mortgage losses
29% of the portfolio is owner-occupied
($ in millions) 4Q11 3Q11
CRE outstandings
Real estate mortgage
$
105,975 104,363
Real estate construction 19,382    19,719
Total CRE outstandings 125,357 124,082
Nonaccrual loans
Real estate mortgage 4,085      4,429
Real estate construction 1,890      1,915
Total nonaccrual loans
5,975      6,344
  as % of loans
4.77
%
5.11
Net charge-offs (recoveries)
Real estate mortgage
$
117         96
Real estate construction
(5)           55
Total net charge-offs 112         151
  as % of avg loans 0.36
%
0.49

Wells Fargo 4Q11 Supplement 34
Pick-a-Pay mortgage portfolio
Carrying value of $65.7 billion in first lien loans outstanding, down $1.7 billion from 3Q11 and down $29.7 billion from 4Q08 on paid-in-full loans and loss mitigation efforts
- Adjusted unpaid principal balance of $73.4 billion, down $2.2 billion from 3Q11 and down $42.3 billion from 4Q08
- $4.0 billion in modification principal forgiveness since acquisition reflects over 99,000 completed full-term modifications; additional $516 million of conditional forgiveness that can be earned by borrowers through performance over the next 3 years
- Modification redefault rate has been consistently better than the industry average (as measured by 60+ DPD after six months) as we have strived to give customers an affordable, sustainable payment
- Pick-a-Pay loans with negative amortization potential decreased $2.2 billion from 3Q11 to 53% of loans
Total portfolio deferred interest of $2.0 billion down $127 million from 3Q11 and down $2.3 billion from
4Q08; down for eleventh consecutive quarter
($ in millions)
Product type
Adjusted
unpaid
principal
% of total
Adjusted
unpaid
principal
% of total
Adjusted
unpaid
principal
% of total
Option payment loans
(1)
$
39,164
53
%
$
49,958 59%
$
99,937 86
%
Non-option payment adjustable-rate and
fixed-rate loans
(1)
9,986 14 11,070 13 15,763 14
Full-term loan modifications
(1)
24,207 33 23,132
28
-                          -
Total adjusted unpaid principal balance
(1)
$
73,357
100
%
$
84,160 100%
$
115,700 100
%
Total carrying value 65,652 74,815 95,315
At 12/31/2011 At 12/31/2010 At 12/31/2008
(1)
Adjusted unpaid principal includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.

Wells Fargo 4Q11 Supplement 35
Pick-a-Pay credit highlights
Non-PCI portfolio
Loans down 3% driven by loans paid-in-full
84% of portfolio current
Nonaccrual loans relatively stable
- 85% of loans written down to current net
recoverable value (See page 36)
- New inflows of $0.7 billion, flat from 3Q11
- $211 million of nonaccrual TDRs reclassified to
accruing TDR status based on borrower payment
performance
$3.9 billion in nonaccruals includes $886 million of
nonaccruing TDRs
Net charge-offs of $196 million in 4Q11,
consistent with expectations and an annualized
loss rate of 2.11%
41% of portfolio with LTV
(2)
80%
PCI portfolio
Carrying value down 2%
67% of portfolio current, consistent with 3Q11
Life-of-loan losses continued to be lower than
originally projected at time of merger
(1) The carrying value, which does not reflect the allowance for loan losses, includes purchase accounting adjustments, which, for PCI loans, are the nonaccretable difference and the accretable yield, and for all other loans, an adjustment to mark the loans to a market yield at date of merger less any subsequent charge-offs.
(2)  The current loan-to-value (LTV) ratio is calculated as the net carrying value (defined in (1) above) divided by the collateral value.
(3)  The adjusted unpaid principal balance includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
($ in millions) 4Q11 3Q11
Non-PCI loans
Carrying value
(1)
$
36,596    37,646
Nonaccrual loans
3,909      3,900
as a % of loans 10.68
%
10.36
Net charge-offs
$
196         220
  as % of avg loans
       2.11
%
       2.30
90+ days past due
  as % of loans
10.07      9.53
Current average LTV
(2)
86
%
85
Current average FICO 681         682
Contractual average loan size
$
210,000 211,000
Contractual average age of loans 7.79
years
7.54
% of loans in California 49
%
49
($ in millions) 3Q11
PCI loans
Adjusted unpaid principal balance
(3)
$ 36,905    38,060
Carrying value
(1)
29,056    29,715
Current average LTV
(2)
91
%
89
Current average FICO 610         608
Contractual average loan size
$
311,000 311,000
Contractual average age of loans 5.75
years
5.50
% of loans in California 68
%
67

Wells Fargo 4Q11 Supplement 36
Pick-a-Pay nonaccrual loan composition
85% of Pick-a-Pay nonaccruals held at estimated recoverable value vs. 84% at 3Q11, reflecting write-downs and/or LTV 100%
Allowance available for the remaining 15% that have not yet been written down
5% of the nonaccruals are performing modifications
- Performing modifications move to accruing status after six consecutive payments are made
12/31/11 Total $3,909 million
20%
15%
23%
42%
Charge-offs to date of $681 million
(29% of original balance)
65% of loans have LTV<80%
34% of loans have LTV 80% but
<100%
1% of loans have LTV 100%
(1)
Initial charge-offs usually not taken
until 180 DPD ($44 million taken to
date)
Expected losses included in allowance
Charge-offs/principal forgiveness to
date of $226 million (20% of
original balance)
Additionally, we hold expected life-
of-loan loss reserves in allowance
LTV is considered to be over 100% if the loan balance exceeds current estimated appraised value based on automated valuation methodology or updated appraisal where available. Calculation excludes unpaid principal balance of related equity lines of credit that share common collateral. Does not include PCI Pick-a-Pay since they are considered to be accruing under PCI loan accounting for accretable yield and accrual status is not based on contractual interest payments.
(1)  Loans with LTV>100% are currently in modification trial periods.
180 DPD written down to estimated
recoverable value
0-179 DPD
Loan modifications (TDRs)
180 DPD updated LTV 100%

Wells Fargo 4Q11 Supplement 37
Real estate 1-4 family first mortgage portfolio
First lien mortgage loans up $7.5 billion on the
consolidation of $5.6 billion of reverse mortgages;
runoff portfolios declined $2.4 billion
- Pick-a-Pay non-PCI portfolio down 3%
- PCI portfolio down 2%
- Debt consolidation down 4%
- Core first lien up 5%
Debt consolidation charge-offs increased $53
million
Core first lien mortgage nonaccruals down $90
million, or 24 bps
Core net charge-offs down $6 million
(1)  Ratios on WFF debt consolidation loan portfolio only.
(2)  Ratios on non runoff first lien mortgage loan portfolio only.
($ in millions) 4Q11 3Q11
Total real estate 1-4 family first mortgage $
228,894 223,758
Less consumer non-strategic/liquidating portfolios:
Pick-a-Pay non-PCI first lien mortgage 36,596
37,646
PCI first lien mortgage 29,746
30,446
WFF debt consolidation portfolio 16,542
17,186
Core first lien mortgage 146,010
138,480
Nonaccrual loans $ 2,304 2,334
as % of loans 13.93% 13.58
Net charge-offs $ 244 191
as % of average loans 5.78% 4.37
Nonaccrual loans $ 4,700 4,790
as % of loans 3.22% 3.46
Net charge-offs $ 404 410
as % of loans 1.10% 1.17
WFF debt consolidation mortgage loan performance
(1)
Core first lien mortgage loan performance
(2)

Wells Fargo 4Q11 Supplement 38
Home equity portfolio
Core Portfolio
(1)
Outstandings down 2%
- High quality new originations with weighted
average CLTV of 61%, 778 FICO, and 32% total
debt service ratio
4Q11 losses down $35 million, or 9 bps
2+ delinquencies decreased $7 million
Delinquency rate for loans with a CLTV >100%
relatively stable
Unsecured balances
(3)
stable at 17%
Liquidating Portfolio
Outstandings down 5%
4Q11 losses down $5 million
2+ delinquencies declined $11 million
Continued decline in delinquency rate for loans
with a CLTV >100%, 4 bps improvement
Excludes purchased credit-impaired loans.
(1)   Includes equity lines of credit and closed-end junior liens associated with the Pick-a-Pay portfolio totaling $1.5 billion at December 31, 2011, and $1.5 billion at September 30, 2011.
(2)   CLTV is calculated based on outstanding balance plus unused lines of credit divided by estimated home value. Estimated home values are determined predominantly based on automated valuation models updated through December 2011.
(3)  Unsecured balances, representing the percentage of outstanding balances above the most recent home value.
($ in millions) 4Q11 3Q11
Core Portfolio
(1)
Outstandings
100,882 103,100
Net charge-offs
718 753
  as % of avg loans
2.79
%
2.88
2+ payments past due
3,146 3,153
  as % loans
3.13
%
3.07
% CLTV > 100%
(2) 36 35
2+ payments past due
4.42
%
4.40
% Unsecured balances
(3) 17 17
% 1st lien position
20 20
Liquidating Portfolio
Outstandings
5,710 5,982
Net charge-offs
134 139
  as % of avg loans
9.09
%
8.97
2+ payments past due
270 281
  as % loans
4.73
%
4.69
% CLTV > 100%
(2) 74 73
2+ payments past due
5.02
%
5.06
% 1st lien position
4 4

Wells Fargo 4Q11 Supplement 39
$106.6 billion home equity portfolio
- 20% in 1
st
lien position
- 40% in junior lien position behind WFC owned or serviced 1 st lien
- 40% in junior lien position behind third party 1 lien
Excludes purchased credit-impaired loans.
(1)  Delinquency represents two or more payments past due as of November 2011.
Home equity portfolio
Delinquency Status
(1)
of Junior Liens Behind a Wells Fargo 1
st
Lien
Delinquency Status
Current 1
st
lien, Current junior lien
95.6
%
Current 1
st
lien, Delinquent junior lien
1.1
Delinquent 1
st
lien, Current junior lien
1.5
Delinquent 1
st
lien, Delinquent junior lien
1.8
Outstanding Balance %
st

Wells Fargo 4Q11 Supplement 40
Credit card portfolio
$22.8 billion credit card outstandings up 5% from
3Q11 on new customer growth and higher
consumer spending from existing customers
- New accounts increased 6% in the quarter with
household penetration increasing to 27.0%
(1)
• East penetration of 16.6%
(1)
- Purchase dollar volumes increased 6% and
transactions grew 7% from 3Q11
- Purchase dollar volume increased 13% and
transactions grew 16% from 4Q10
Net charge-offs down $10 million LQ, or 27 bps,
reflecting continued steady improvement
(1)  Household penetration as of November, 2011 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
($ in millions) 4Q11 3Q11
Credit card outstandings
$
22,836 21,650
Net charge-offs 256 266
  as % of avg loans
4.63
%
4.90

Wells Fargo 4Q11 Supplement 41
Auto portfolio
Core Portfolio
Total outstandings up 1% LQ and up 8% YoY
- Originations were down 6% LQ reflecting
increased competition in the marketplace; 2011
originations increased 11% from 2010
Net charge-offs relatively stable on strong used
car values
- December Manheim index of 125.1, up 2% LQ
and up 1% from December 2010
30+ days past due increased $59 million LQ, or
11 bps, reflecting expected seasonality and
portfolio growth
Liquidating Portfolio
(1)
Legacy Wells Fargo Financial indirect auto
outstandings down 21% LQ driven by paydowns
(1)  Legacy Wells Fargo Indirect portfolio.
($ in millions) 4Q11 3Q11
Core Portfolios
Direct
Auto outstandings
$
2,529 2,636
Nonaccrual loans
67 75
  as % of loans 2.66
%
2.84
Net charge-offs
$
16 11
  as % of avg loans
2.43
%
1.57
30+ days past due
$
75 66
  as % of loans
        2.98
%
        2.49
Indirect
Auto outstandings
$
39,647 39,139
Nonaccrual loans
9 12
  as % of loans 0.02
%
0.03
Net charge-offs
$
68 69
  as % of avg loans
0.69
%
0.71
30+ days past due
$
571 521
  as % of loans
1.44
%
1.33
Auto outstandings
$
2,455 3,101
Nonaccrual loans
83 97
  as % of loans 3.39
%
3.14
Net charge-offs
$
31 25
  as % of avg loans
4.47
%
2.85
30+ days past due
$
230 208
  as % of loans
9.35
%
6.72
Liquidating portfolio
(1)

Wells Fargo 4Q11 Supplement 42
Forward-looking statements and additional information
Forward-looking statements:
This Quarterly Supplement and management’s related presentation contain forward-looking statements about our future financial performance. These forward-looking statements include statements using words such as “believe,” “expect,” “anticipate,” “estimate,”
“target”, “should,” “may,” “can,” “will,” “outlook,” “appears” or similar expressions. These forward-looking statements may include, among others, statements about: expected or estimated future losses in our loan portfolios, including our belief that the allowance for loan losses is expected to decline; expected or estimated loan loss reserve releases; mortgage repurchase exposure; exposure related to mortgage practices, including foreclosures and servicing; our noninterest expense, including our targeted noninterest expense for first quarter 2012 and fourth quarter 2012 as part of our expense management initiatives; the future economic environment; loan growth; reduction or mitigation of risk in our loan portfolios; future effects of loan modification programs; life-of-
loan loss estimates; the estimated impact of regulatory reform on our financial results and business and expectations regarding our efforts to mitigate such impact; and our estimated Tier 1 common equity ratio as of December 31, 2011, under proposed Basel capital rules. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to page 14 of Wells Fargo’s press release announcing our fourth quarter 2011 results, as well as Wells
Fargo’s reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Quarterly
Reports on Form 10-Q for the periods ended June 30, 2011 and September 30, 2011.
Purchased credit-impaired loan portfolio:
Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans.
In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this Quarterly Supplement have been adjusted to exclude the purchased credit-impaired loans. References in this Quarterly Supplement to impaired loans mean the purchased credit-impaired loans. Please see pages 31-33 of the press release for additional information regarding the purchased credit-impaired loans.

Wells Fargo 4Q11 Supplement 43
Tier 1 common equity under Basel I
(1)
Quarter ended
Dec. 31, Sept. 30, June 30, Mar. 31, Dec. 31,
2011        2011        2011        2011        2010
$ 141.7 139.2 137.9       134.9       127.9
(1.5)          (1.5)          (1.5)          (1.5)          (1.5)
140.2       137.7       136.4       133.4       126.4
(10.6)        (10.6)        (10.6)        (10.6)        (8.1)
(34.0)        (34.4)        (34.6)        (35.1)        (35.5)
3.8           4.0           4.1           4.2           4.3
(0.8)          (0.7)          (0.9)          (0.9)          (0.9)
(3.1)          (3.7)          (5.3)          (4.9)          (4.6)
(0.4)          (0.4)          (0.3)          (0.1)          (0.3)
(A)
$ 95.1         91.9         88.8         86.0         81.3
(B)
$ 1,005.3    983.2       970.2       962.9       980.0
(A)/(B)
9.46% 9.34         9.15         8.93         8.30
(1)
(2)
Total risk-weighted assets (2)
Tier 1 common equity to total risk-weighted assets
Cumulative other comprehensive income
Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. The Company's December 31, 2011, preliminary risk-weighted assets reflect estimated on-balance sheet risk-weighted assets of $838.7 billion and derivative and off-balance sheet risk-weighted assets of $166.6 billion.
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Other
Tier 1 common equity
MSRs over specified limitations
Wells Fargo & Company and Subsidiaries
($ in billions)
Total equity
Noncontrolling interests
Total Wells Fargo stockholders' equity
Adjustments:
FIVE QUARTER TIER 1 COMMON EQUITY UNDER BASEL I (1)
Preferred equity
Goodwill and intangible assets (other than MSRs)
Applicable deferred taxes

Wells Fargo 4Q11 Supplement 44
Tier 1 common equity under Basel III (Estimated)
(1)
Quarter ended
Dec. 31,
2011
$ 95.1
3.1
Other 0.3
(C) 98.5
(D) $ 1,314.6
(C)/(D) 7.49
%
(1)
(2)
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Wells Fargo & Company and Subsidiaries
TIER 1 COMMON EQUITY UNDER BASEL III (ESTIMATED)
(1)
($ in billions)
Tier 1 common equity under Basel I
Adjustments from Basel I to Basel III:
Cumulative other comprehensive income
(2)
Tier 1 common equity anticipated under Basel III
Total risk-weighted assets anticipated under Basel III
(3)
Tier 1 common equity to total risk-weighted assets
anticipated under Basel III
Volatility in interest rates can have a significant impact on the valuation of cumulative other comprehensive income and MSRs and therefore, impact adjustments under Basel III in future reporting periods.
(3) Under current Basel proposals, risk-weighted assets incorporate different classifications of assets, with certain risk weights based on a borrower's credit rating or Wells Fargo's own risk models, along with adjustments to address a combination of credit/counterparty, operational and market risks, and other Basel III elements. The amount of risk-weighted assets anticipated under Basel III is preliminary and subject to change depending on final promulgation of Basel III capital rulemaking and interpretations thereof by regulatory authorities.